Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Cherokee Banking Company, (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Dennis W. Burnette, President and Chief Executive Officer of the Company, and A. R. Roberts, III, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) To the best of the undersigned's knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) To the best of the undersigned's knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

This 11th day of November, 2002.

/S/  Dennis  W.  Burnette
--------------------------
Dennis  W.  Burnette
President and Chief Executive Officer



/S/  A.  R.  Roberts,  III
--------------------------
A.  R.  Roberts,  III
Chief  Financial  Officer


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